UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2022

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

At-The-Market (ATM) Program

On July 22, 2022, Inpixon (the “Company”) entered into an Equity Distribution Agreement (the “Sales Agreement”) with Maxim Group LLC (“Maxim”) under which the Company may offer and sell shares of its common stock having an aggregate offering price of up to $25 million (the “Shares”) from time to time through Maxim, acting exclusively as the Company’s sales agent (the “Offering”). The Company intends to use the net proceeds of the Offering primarily for working capital and general corporate purposes. The Company may also use a portion of the net proceeds to invest in or acquire businesses or technologies that it believes is complementary to its own, although the Company has no current plans, commitments or agreements with respect to any acquisitions as of the date of Current Report on Form 8-K. Any Shares offered and sold in the Offering will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-256827) filed with the Securities and Exchange Commission on June 4, 2021 and declared effective on June 17, 2021 (the “Form S-3”), the base prospectus dated June 17, 2021 included in the Form S-3 and the prospectus supplement relating to the Offering to be filed with the SEC on July 22, 2022.

Sales of the Shares through Maxim, if any, will be made by any method that is deemed an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the Nasdaq Capital Market, or any other existing trading market for the Company’s common stock or to or through a market marker. Maxim may also sell the Shares by any other method permitted by law, including in privately negotiated transactions. Maxim will also have the right, in its sole discretion, to purchase Shares from the Company as principal for its own account at a price and subject to the other terms and conditions agreed upon at the time of sale. Maxim will use its commercially reasonable efforts, consistent with its sales and trading practices, to solicit offers to purchase the Shares under the terms and subject to the condition set forth in the Sales Agreement. The Company will pay Maxim commissions, in cash, for its services in acting as agent in the sale of the Shares. Maxim will be entitled to compensation at a fixed commission rate of 3.0% of the gross sales price per Share sold. In addition, the Company has agreed to reimburse Maxim for its costs and out-of-pocket expenses incurred in connection with its services, including the fees and out-of-pocket expenses of its legal counsel.

The Company is not obligated to make any sales of the Shares under the Sales Agreement and no assurance can be given that the Company will sell any Shares under the Sales Agreement, or if it does, as to the price or amount of Shares that the Company will sell, or the dates on which any such sales will take place. The Sales Agreement will continue until the earliest of (i) twelve (12) months following the date of the Sales Agreement, (ii) the sale of Shares having an aggregate offering price of $25 million, and (iii) the termination by either the Agent or the Company upon the provision of 15 days written notice or otherwise pursuant to the terms of the Sales Agreement.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the opinion of Mitchell Silberberg & Knupp LLP, counsel to the Company, relating to the validity of the shares of common stock to be issued in the Offering, is filed as Exhibit 5.1 hereto.

This disclosure shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Note Purchase Agreement and Promissory Note

On July 22, 2022, the Company entered into a note purchase agreement (the “Purchase Agreement”) with Streeterville Capital, LLC (the “Holder”), pursuant to which the Company agreed to issue and sell to the Holder an unsecured promissory note (the “Note”) in an aggregate initial principal amount of $6,465,000 (the “Initial Principal Amount”), which is payable on or before the date that is 12 months from the issuance date (the “Maturity Date”). The Initial Principal Amount includes an original issue discount of $1,450,000 and $15,000 that the Company agreed to pay to the Holder to cover the Holder’s legal fees, accounting costs, due diligence, monitoring and other transaction costs. In exchange for the Note, the Holder paid an aggregate purchase price of $5,000,000 (the “Transaction”).

The Holder is an affiliate of the holder of an outstanding promissory note of the Company issued on March 18, 2020 (the “March 2020 Note”) with a current outstanding balance as of July 22, 2022 of approximately $1.7 million.

The terms of the Note include:

Interest. Interest on the Note accrues at a rate of 10% per annum and is payable on the maturity date or otherwise in accordance with the Note.

Prepayment. The Company may pay all or any portion of the amount owed earlier than it is due; provided, that in the event the Company elects to prepay all or any portion of the outstanding balance, it shall pay to the Holder 115% of the portion of the outstanding balance the Company elects to prepay.

Redemption. Beginning on the date that is 6 months from the issuance date and at the intervals indicated below until the Note is paid in full, the Holder shall have the right to redeem up to an aggregate of 1/3 of the initial principal balance of the Note each month (each monthly exercise, a “Monthly Redemption Amount”) by providing written notice (each, a “Monthly Redemption Notice”) delivered to the Company; provided, however, that if the Holder does not exercise any Monthly Redemption Amount in its corresponding month then such Monthly Redemption Amount shall be available for the Holder to redeem in any future month in addition to such future month’s Monthly Redemption Amount. Upon receipt of any Monthly Redemption Notice, the Company shall pay the applicable Monthly Redemption Amount in cash to the Holder within five business days of the Company’s receipt of such Monthly Redemption Notice.

Monitoring Fee. If the Note is still outstanding on the date that is six (6) months from the issuance date, then a one-time monitoring fee equal to ten percent (10%) of the then-current outstanding balance shall be added to the Note.

Default Events. The Note includes customary event of default provisions, subject to certain cure periods, and provides for a default interest rate of 22%. Upon the occurrence of an event of default (except a default due to the occurrence of bankruptcy or insolvency proceedings (the “Bankruptcy-Related Event of Default”)), the Holder may, by written notice, declare all unpaid principal, plus all accrued interest and other amounts due under the Note to be immediately due and payable. Upon the occurrence of a Bankruptcy-Related Event of Default, without notice, all unpaid principal, plus all accrued interest and other amounts due under the Note will become immediately due and payable at the Mandatory Default Amount.

In addition, at any time while the Note is outstanding, if the Company intends to enter into a financing pursuant to which it will issue securities that (A) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Company’s common stock, or (B) are or may become convertible into common stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion price that varies with the market price of the common stock, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition (a “Future Offering”), then the Company must first offer such opportunity to the Holder to provide such financing to the Company on the same terms no later than five (5) trading days immediately prior to the trading day of the expected announcement of the Future Offering (the “Right of First Refusal”). If the Holder is unwilling or unable to provide such financing to the Company within five (5) trading days from the Holder’s receipt of notice of the Future Offering from the Company, then the Company may obtain such financing upon the exact same terms and conditions offered by the Company to the Holder, which transaction must be completed within 30 days after the date of the notice. If the Company does not receive the financing within 30 days after the date of the notice, then the Company must again offer the financing opportunity to the Holder as described above, and the process detailed above will be repeated. The Right of First Refusal does not apply to an Exempt Issuance (as defined in the Purchase Agreement) or to a registered offering made pursuant to a registration statement on Form S-1 or Form S-3.

In addition, pursuant to the terms of the Purchase Agreement, so long as the Note is outstanding, the Holder has the right to participate in any offering of securities by the Company which contains any term or condition more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder (the “Participation Right”). The Participation Right does not apply in connection with an offering of securities which qualifies as an Exempt Issuance, a transaction under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), a registered offering made pursuant to a registration statement on Form S-1 or Form S-3, or in connection with the satisfaction of outstanding trade payables.

The Purchase Agreement also provides for indemnification of the Holder and its affiliates in the event that they incur loss or damage related to, among other things, a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

The Company intends to use the net proceeds from the sale of the Note for general working capital purposes.

The description of the Note and the Purchase Agreement is qualified in its entirety by the full text of the Note and the Purchase Agreement, copies of which are filed herewith as Exhibits 4.1 and 10.2, respectively, and which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As of July 20, 2022, the Company has a total of 160,057,607 issued and outstanding shares of common stock, which includes the issuance of the shares of the Company’s common stock described in Item 8.01 below.

The information contained below in Item 8.01 with respect to the shares of common stock issued to the holder of the March 2020 Note is hereby incorporated by reference into this Item 3.02. The offer and sale of such shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the shares of common stock are being issued in exchange for the partitioned notes which are outstanding securities of the Company; (b) there is no additional consideration of value being delivered in connection with the exchanges; and (c) there are no commissions or other remuneration being paid by the Company in connection with the exchanges.

Item 8.01 Other Events.

Since the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 on May 16, 2022, the Company has issued an aggregate of 7,581,252 shares of common stock to the holder of the March 2020 Note in each case at a price per share equal to the Minimum Price as defined in Nasdaq Listing Rule 5635(d) for a weighted average price per share equal to approximately $0.16 in connection with exchange agreements pursuant to which the Company and the holder agreed to (i) partition new promissory notes in the form of the March 2020 Note in the aggregate original principal amount equal to $1,250,000 and then cause the outstanding balance of the March 2020 Note to be reduced by an aggregate of $1,250,000; and (ii) exchange the partitioned notes for the delivery of the shares of common stock.

On July 1, 2022, the Company loaned $150,000 to Cardinal Venture Holdings LLC (“CVH”). The Company is a member of CVH. CVH owns certain interests in the sponsor entity (the “Sponsor”) to a special purpose acquisition corporation (the “SPAC”). The loan bears no interest and is due and payable in full on the earlier of: (i) the date by which the SPAC has to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), and (ii) immediately prior to the date of consummation of the Business Combination of the SPAC, unless accelerated upon the occurrence of an event of default. Nadir Ali, the Company’s Chief Executive Officer and director, is also a member in CVH through 3AM, LLC, which may, in certain circumstances, be entitled to manage the affairs of CVH.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Promissory Note, dated as of July 22, 2022.

5.1	Opinion of Mitchell Silberberg & Knupp LLP, dated July 22, 2022.

10.1	Equity Distribution Agreement, dated as of July 22, 2022, between Inpixon and Maxim Group LLC.

10.2*	Note Purchase Agreement, dated as of July 22, 2022.

23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Inpixon hereby undertakes to furnish copies of such omitted materials supplementally upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: July 22, 2022	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer